UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Homology Medicines, Inc.

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Your Vote Counts! HOMOLOGY MEDICINES, INC. 2021 Annual Meeting Vote by June 16, 2021 11:59 PM ET HOMOLOGY MEDICINES, INC. ONE PATRIOTS PARK BEDFORD, MA 01730 D50998-P54433 You invested in HOMOLOGY MEDICINES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 17, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com  Control # Vote Virtually at the Meeting* June 17, 2021 9:00 AM Eastern Time Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/FIXX2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com  Board Recommends  Voting Items  1. Election of Class III Directors to serve until the 2024 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified.  Nominees:  For  01) Matthew R. Patterson  02) Mary Thistle  03) Arthur O. Tzianabos, Ph.D.  2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.  For NOTE: To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  D50999-P54433 THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.